EXHIBIT 21                   UNITED STATES CELLULAR CORPORATION
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              USM COMPANIES                                       INCORPORATION
              -------------                                       -------------
       UNITED STATES CELLULAR CORPORATION                         DELAWARE
       CANTON CELLULAR TELEPHONE COMPANY                          PENNSYLVANIA
       CARRY PHONE, INC.                                          DELAWARE
       CELLVEST, INC.                                             DELAWARE
       LAR-TEX CELLULAR TELEPHONE COMPANY, INC.                   DELAWARE
       MEDFORD PAGING, INC.                                       OREGON
       NATIONAL CELLULAR COMMUNICATIONS, INC.                     LOUISIANA
       USCOC OF CORPUS CHRISTI, INC.                              TEXAS
       TRI-CITIES PAGING, INC.                                    WASHINGTON
       UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA       MISSOURI
       USCOC OF CUMBERLAND, INC.                                  MARYLAND
       UNITED STATES CELLULAR OPERATING COMPANY - DES MOINES      IOWA
       UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD        OREGON
       UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND       WASHINGTON
       USCC REAL ESTATE CORPORATION                               DELAWARE
       USCC PAYROLL CORPORATION                                   DELAWARE
       MIDWEST PAYROLL CORPORATION                                DELAWARE
       USCOC OF TALLAHASSEE, INC.                                 FLORIDA
       CALIFORNIA RURAL SERVICE AREA #1, INC.                     CALIFORNIA
       FLORIDA RSA #8, INC.                                       DELAWARE

EXHIBIT 21                   UNITED STATES CELLULAR CORPORATION
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              USM COMPANIES                                       INCORPORATION
              -------------                                       -------------
       GEORGIA RSA # 11, INC.                                     GEORGIA
       GEORGIA RSA # 13, INC.                                     GEORGIA
       HARDY CELLULAR TELEPHONE COMPANY                           DELAWARE
       ILLINOIS RSA # 3, INC.                                     ILLINOIS
       IOWA 13, INC.                                              DELAWARE
       MAINE RSA # 1, INC.                                        MAINE
       MCDANIEL CELLULAR TELEPHONE COMPANY                        DELAWARE
       MICHIGAN RSA # 4, INC.                                     MICHIGAN
       MISSOURI # 15 RURAL CELLULAR, INC.                         MISSOURI
       NH # 1 RURAL CELLULAR, INC.                                NEW HAMPSHIRE
       NORTH CAROLINA RSA # 4, INC.                               DELAWARE
       NORTH CAROLINA RSA NO. 6, INC.                             CALIFORNIA
       NORTH CAROLINA RSA # 9, INC.                               NORTH CAROLINA
       OHIO STATE CELLULAR PHONE COMPANY, INC.                    FLORIDA
       PEACE VALLEY CELLULAR TELEPHONE COMPANY                    DELAWARE
       TENNESSEE RSA # 4 SUB 2, INC.                              TENNESSEE
       TEXAS # 20 RURAL CELLULAR, INC.                            TEXAS
       USCOC OF HAWAII 3, INC.                                    DELAWARE
       USCOC OF IDAHO RSA # 5, INC.                               DELAWARE
       USCOC OF ILLINOIS RSA # 1, INC.                            VIRGINIA
       USCOC OF ILLINOIS RSA # 4, INC.                            ILLINOIS
       USCOC OF IOWA RSA # 1, INC.                                IOWA
       USCOC OF IOWA RSA # 16, INC.                               DELAWARE
       USCOC OF MISSOURI RSA # 5, INC.                            ILLINOIS
       USCOC OF MISSOURI RSA # 13, INC.                           DELAWARE
       USCOC OF NEW HAMPSHIRE RSA # 2, INC.                       DELAWARE
       USCOC OF NORTH CAROLINA RSA # 7, INC.                      NORTH CAROLINA
       USCOC OF OKLAHOMA RSA # 10, INC.                           OKLAHOMA
       USCOC OF OREGON RSA # 5, INC.                              DELAWARE
       USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.                  DELAWARE
       USCOC OF SOUTH CAROLINA RSA # 4, INC.                      SOUTH CAROLINA
       USCOC OF VIRGINIA RSA # 2, INC.                            VIRGINIA
       USCOC OF VIRGINIA RSA # 3, INC.                            VIRGINIA
       USCOC OF WASHINGTON-4, INC.                                DELAWARE
       VIRGINIA RSA # 4, INC.                                     VIRGINIA
       VIRGINIA RSA # 7, INC.                                     VIRGINIA
       WISCONSIN RSA # 7, INC.                                    DELAWARE
       ACC OF ROCKFORD, INC.                                      ILLINOIS
       DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                 DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, INC.                    DELAWARE
       TRI-STATES CELLULAR COMMUNICATIONS, INC.                   MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY                   DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR         MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS   DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE        IOWA
       UNITED STATES CELLULAR OPERATING COMPANY
           OF EVANSVILLE, INC.                                    INDIANA
       UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE     FLORIDA
       UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN         MISSOURI
       UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE      TENNESSEE
       UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC. WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF
           LEWISTON-AUBURN                                        MAINE
       UNITED STATES CELLULAR OPERATING COMPANY OF
           MANCHESTER-NASHUA, INC.                                NEW HAMPSHIRE
       UNITED STATES CELLULAR OPERATING COMPANY OF OWENSBORO      DELAWARE
       UNITED STATES CELLULAR OPERATING COMPANY OF ROCHESTER      MINNESOTA
       USCOC OF TEXAHOMA, INC.                                    TEXAS
       UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.    OKLAHOMA
       UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO       IOWA

EXHIBIT 21                   UNITED STATES CELLULAR CORPORATION
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              USM COMPANIES                                       INCORPORATION
              -------------                                       -------------
       UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.   WISCONSIN
       UNITED STATES CELLULAR OPERATING COMPANY OF WILLIAMSPORT   PENNSYLVANIA
       UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA         WASHINGTON
       USCOC OF CHARLOTTESVILLE, INC.                             VIRGINIA
       USCOC OF PORTLAND, INC.                                    MAINE
       USCOC OF VICTORIA, INC.                                    TEXAS
       INDIANA RSA # 4, INC.                                      DELAWARE
       INDIANA RSA # 5, INC.                                      INDIANA
       IOWA RSA # 12, INC.                                        DELAWARE
       IOWA RSA # 3, INC.                                         DELAWARE
       IOWA RSA # 9, INC.                                         DELAWARE
       I-5 CELLULAR, INC.                                         WASHINGTON
       MAINE RSA # 4, INC.                                        MAINE
       OHIO RSA # 1, INC.                                         OHIO
       OREGON RSA # 2, INC.                                       OREGON
       OREGON RSA # 3, INC.                                       OREGON
       OREGON RSA # 6, INC.                                       OREGON
       TENNESSEE RSA # 3, INC.                                    DELAWARE
       USCOC OF VIRGINIA RSA # 4, INC.                            ILLINOIS
       WASHINGTON RSA # 5, INC.                                   WASHINGTON
       WESTERN COLORADO CELLULAR, INC.                            COLORADO
       CAMDEN CELLULAR TELEPHONE COMPANY, INC.                    DELAWARE
       CAROLINA CELLULAR, INC.                                    NORTH CAROLINA
       EAU CLAIRE MSA, INC.                                       WISCONSIN
       FOUR D, LTD.                                               MISSISSIPPI
       UNITED STATES CELLULAR INVESTMENT COMPANY                  DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           EAU CLAIRE, INC.                                       WISCONSIN
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           PORTSMOUTH, INC.                                       NEW HAMPSHIRE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           RALEIGH-DURHAM                                         DELAWARE
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           SANTA CRUZ, INC.                                       CALIFORNIA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF SARASOTA      FLORIDA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF
           ST. CLOUD, INC.                                        MINNESOTA
       UNITED STATES CELLULAR INVESTMENT COMPANY OF WHEELING      WEST VIRGINIA
       UNITED STATES CELLULAR INVESTMENT CORPORATION OF
           LOS ANGELES                                            INDIANA
       UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN         PENNSYLVANIA
       UNITED STATES CELLULAR INVESTMENT CO. OF
           OKLAHOMA CITY, INC.                                    OKLAHOMA
       UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                WISCONSIN
       USCIC OF AMARILLO, INC.                                    DELAWARE
       USCIC OF BROWNSVILLE, INC.                                 DELAWARE
       USCIC OF FRESNO, INC.                                      CALIFORNIA
       USCIC OF JACKSON, INC.                                     DELAWARE
       USCIC OF MCALLEN, INC.                                     DELAWARE
       USCIC OF SEATTLE, INC.                                     DELAWARE
       IDAHO INVCO OF RSA # 1, INC.                               DELAWARE
       ILP, INC.                                                  DELAWARE
       MINNESOTA INVCO OF RSA # 5, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 7, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 8, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 9, INC.                           DELAWARE
       MINNESOTA INVCO OF RSA # 10, INC.                          DELAWARE
       MINNESOTA INVCO OF RSA # 11, INC.                          DELAWARE
       VERMONT RSA NO. 2-B2, INC.                                 DELAWARE
       TEXAS INVCO OF RSA # 6, INC.                               DELAWARE

EXHIBIT 21                   UNITED STATES CELLULAR CORPORATION
                             SUBSIDIARY AND AFFILIATED COMPANIES
                                     DECEMBER 31,1997

                                                                     STATE OF
              USM COMPANIES                                       INCORPORATION
              -------------                                       -------------
       USCIC OF COLORADO RSA # 3, INC.                            DELAWARE
       USCIC OF NORTH CAROLINA RSA # 1, INC.                      DELAWARE
       CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.           FLORIDA
       LACROSSE CELLULAR TELEPHONE COMPANY, INC.                  DELAWARE
       TULSA GENERAL PARTNER, INC.                                DELAWARE
       COMMUNITY CELLULAR TELEPHONE COMPANY                       TEXAS
       TEXAHOMA CELLULAR TELEPHONE CORPORATION                    TEXAS
       VICTORIA CELLULAR CORPORATION                              TEXAS
       BANGOR CELLULAR TELEPHONE, L.P.                            DELAWARE
       CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                      DELAWARE
       CHARLOTTESVILLE CELLULAR PARTNERSHIP                       WASHINGTON D.C.
       CROOK COUNTY RSA LIMITED PARTNERSHIP                       OREGON
       DAVENPORT CELLULAR TELEPHONE COMPANY                       IOWA
       DUBUQUE CELLULAR TELEPHONE, L.P.                           DELAWARE
       EAU CLAIRE CELLULAR TELEPHONE LIMITED PARTNERSHIP          WISCONSIN
       EVANSVILLE CELLULAR TELEPHONE COMPANY                      INDIANA
       GREEN BAY CELLTELCO                                        WASHINGTON D.C.
       I-5 WN MOBILNET LIMITED PARTNERSHIP                        WASHINGTON
       JANESVILLE CELLULAR TELEPHONE COMPANY, INC.                DELAWARE
       JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                    DELAWARE
       KANSAS RSA #15 LIMITED PARTNERSHIP                         KANSAS
       LEWISTON CELLTELL CO PARTNERSHIP                           WASHINGTON D.C.
       MADISON CELLULAR TELEPHONE COMPANY                         WISCONSIN
       MAINE RSA NO. 4 LIMITED PARTNERSHIP                        MAINE
       MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                 DELAWARE
       NORTH CAROLINA RSA 1 PARTNERSHIP                           DELAWARE
       OHIO RSA #1 LIMITED PARTNERSHIP                            OHIO
       OREGON RSA NO. 3 LIMITED PARTNERSHIP                       OREGON
       OWENSBORO CELLULAR TELEPHONE, L.P.                         DELAWARE
       PA RURAL SERVICE AREA NO. 9 LIMITED PARTNERSHIP            PENNSYLVANIA
       RACINE CELLULAR TELEPHONE COMPANY                          WISCONSIN
       ROCHESTER CELLULAR TELEPHONE COMPANY, L.P.                 DELAWARE
       SHEBOYGAN CELLULAR TELEPHONE COMPANY, INC.                 DELAWARE
       TEXAHOMA CELLULAR LIMITED PARTNERSHIP                      TEXAS
       UNITED STATES CELLULAR TELEPHONE COMPANY
           (GREATER KNOXVILLE), L.P.                              TENNESSEE
       UNITED STATES CELLULAR TELEPHONE COMPANY
           (GREATER TULSA), L.L.C.                                OKLAHOMA
       VICTORIA CELLULAR PARTNERSHIP                              WASHINGTON D.C.
       WESTERN COLORADO CELLULAR OF COLORADO LIMITED PARTNERSHIP  COLORADO
       WESTERN SUB-RSA LIMITED PARTNERSHIP                        DELAWARE
       WATERLOO/CEDAR FALLS CELLTEL CO PARTNERSHIP                WASHINGTON D.C.
       WAUSAU CELLULAR TELEPHONE COMPANY LIMITED PARTNERSHIP      WISCONSIN
       YAKIMA MSA LIMITED PARTNERSHIP                             DELAWARE
       YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                   DELAWARE